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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2005
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                                  FANSTEEL INC.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-8676                  36-1058780
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Organization)                                       Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
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                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Fansteel, Inc. ("the Company") and its wholly-owned subsiduary, North Chicago,
Inc. ("NCI"), the City of North Chicago (the "City") and the United States, on
behalf of the Environmental Protection Agency ("EPA"), the Department of the
Navy ("Navy"), the United States Department of the Interior ("DOI"), and the
National Oceanic and Atmospheric Administration of the United States Department
of Commerce ("NOAA") (each a "Party" and collectively, the "Parties") entered into a "Stipulation to Modify and/or Clarify Consent Decree" (the "Stipulation")
on March 3, 2005 to facilitate and effectuate a transfer of the North Chicago
Facility from NCI to the City by eminent domain (the "Eminent Domain
Transaction").

The Second Amended Joint Plan of Reorganization of Fansteel, Inc. and
Subsidiaries (the "Plan") was confirmed by the United States District Court for the District of Delaware (the "District Court") by order dated December 23,
2003. Article XIII, Section C of the Plan contemplated the North Chicago
Settlement, as described more fully in the North Chicago Consent Decree (the
"Consent Decree"), and which was approved by order of the District Court dated
November 17, 2003.

The Consent Decree contemplated the City exercising its eminent domain authority to take the North Chicago Facility for just compensation of $1,400,000, which compensation the Company had agreed upon. As authorized by Resolution 730, passed by the City Council, the City entered into an Option to Purchase, dated
November 13, 2003, between the City and the Company, whereby the City was granted an exclusive option to purchase the North Chicago Facility at the agreed just compensation of $1,400,000 pursuant to the City's power of eminent domain
(the "Option").

The Eminent Domain Transaction raised ambiguities in the Consent Decree that made it necessary to supplement, clarify and/or modify the Consent Decree.
Recently, the Parties resolved these ambiguities and memorialized their agreement in the Stipulation which was approved by the District Court on March
4, 2005.

Pursuant to the Stipulation and the Option, the parties closed the Eminent
Domain Transaction on March 7, 2005 (the "ED Effective Date"). On the ED
Effective Date, among other related occurrences, (i) title to the North Chicago
Facility (exclusive of certain items of personal property, title to which resided with The Company) was transferred from NCI to the City, (ii) the City made a cash payment of $1,400,000 to EPA, (iii) The Company issued the ED Note, in the amount of $677,231.90 to the EPA (iv) an unsecured, non-interest bearing note in the amount of $2,170,000 previously issued by The Company in favor of
NCI, pursuant to the Plan and Consent Decree together with the future obligation to issue a contingent note and NCI's obligation to implement the "cleanup" of the North Chicago Facility, were cancelled, and (v) the City leased portions of the North Chicago Facility to The Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FANSTEEL INC.
                                 (Registrant)

Date: March 14, 2005             By:  /s/ Gary L. Tessitore
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                                      Gary L. Tessitore
                                      Chairman, President and Chief Executive
                                          Officer

Date: March 14, 2005             By:  /s/ R. Michael McEntee
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                                      R. Michael McEntee
                                      Vice President and Chief Financial Officer